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                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT

         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                  Date of Report (Date of earliest event reported) June 20, 2000
                                                                   -------------

                                 COMMERCE ONE, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                         000-26453           68-0322810
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      (State or other jurisdiction        (Commission         (IRS Employer
            of incorporation)             File Number)      Identification No.)


            4440 Rosewood Drive, Pleasanton, California             94588
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            (Address of principal executive offices)             (Zip Code)

            Registrant's telephone number, including area code (925) 520-6000
                                                              ----------------


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             (Former name or former address, if changed since last report)


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         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The following financial statements and exhibits are filed as part of this report.

         (a)      FINANCIAL STATEMENTS OF APPNET, INC.

         On June 20, 2000, Commerce One entered into an Agreement and Plan of Merger and Reorganization, dated as of June 20, 2000, by and among Commerce One, Inc., a Delaware Corporation, Constitution Acquisition Corporation, a Delaware Corporation and a wholly owned subsidiary of Commerce One, and AppNet, Inc., a Delaware Corporation, pursuant to which Constitution will merge with and into AppNet, Inc. and become a wholly-owned subsidiary of Commerce One.

         Included herein as Exhibit 99.1 to this Current Report on Form 8-K are the audited consolidated balance sheets of AppNet, Inc. as of December 31, 1999 and 1998, and the related consolidated statements of operations, stockholders' equity, and cash flows for the years then ended, and the notes to these audited consolidated financial statements.

         Also included herein as Exhibit 99.2 to this Current Report on Form 8-K are the consolidated balance sheets of AppNet, Inc. as of March 31, 2000 unaudited and December 31, 1999, the related unaudited consolidated statements of operations and cash flows for the three months ended March 31, 2000 and 1999, and the notes to these unaudited consolidated financial statements.

         (b)      PRO FORMA FINANCIAL INFORMATION

                  (1)      The following documents of Commerce One appear as
                           Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

                           (i) Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2000;

                           (ii) Unaudited Pro Forma Condensed Combined Statements of Operations for the Three Months Ended March 31, 2000;

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                           (iii)    Unaudited Pro Forma Condensed Combined
                                    Statements of Operations for the Year Ended
                                    December 31, 1999; and

                           (iv)     Notes to the Unaudited Pro Forma
                                    Condensed Combined Financial Information.

         (c)      EXHIBITS

                  Exhibit
                  Number         Description

                  23.1           Consent of Arthur Andersen LLP, Independent Public Accountants

                  99.1           Audited Consolidated Financial Statements of AppNet, Inc. as of December 31, 1999 and 1998

                  99.2           Unaudited Consolidated Financial Statements of AppNet, Inc. as of March 31, 2000 and 1999

                  99.3           Unaudited Pro Forma Condensed Combined Financial Information of Commerce One, Inc.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pleasanton, California, on July 28, 2000.

                                             COMMERCE ONE, INC.

                                       By:  /s/ Robert M. Tarkoff
                                           ----------------------------------
                                       Name:    Robert M. Tarkoff

                                       Title:   Senior Vice President, Corporate
                                                Development and General Counsel


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                                INDEX TO EXHIBITS

                  Exhibit
                  Number         Description

                  23.1           Consent of Arthur Andersen LLP, Independent Public Accountants

                  99.1           Audited Consolidated Financial Statements of AppNet, Inc. as of December 31, 1999 and 1998

                  99.2           Unaudited Consolidated Financial Statements of AppNet, Inc. as of March 31, 2000 and 1999

                  99.3           Unaudited Pro Forma Condensed Combined Financial Information of Commerce One, Inc.

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